                                      N-CSR
                           COLUMBIA FLOATING RATE FUND

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08953
                                                     ---------

                           Columbia Floating Rate Fund
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3363
                                                           --------------
                      Date of fiscal year end: 08/31/2003
                                               ----------
                      Date of reporting period: 08/31/2003
                                                ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Report to Stockholders

[PHOTO]


                               Columbia Floating
                                   Rate Fund

                                 Annual Report
                                August 31, 2003

                          We are now Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

 President's Message

[PHOTO]



Dear Shareholder:

As you know, the fund you invest in has long been associated with a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, your fund became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms that were brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step forward in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Floating Rate Fund was changed to Columbia Floating Rate Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands.

As a result of these fund name changes, most fund CUSIP numbers have changed. (A CUSIP is a unique identification number assigned to each class of a mutual fund by the Committee on Uniform Security Identification Procedures.) However, ticker symbols have not changed. A list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A consolidated identity
The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for our shareholders to do business with us. All funds will be listed under the "Columbia" name in the mutual fund listings section of your newspaper (as long as they meet the newspaper's listing requirements). All service inquires will be handled by Columbia Funds Services, Inc. the new name of our shareholder service organization.

What will not change is our commitment to our shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call shareholder services at 800-345-6611 or visit our website at its new address, www.columbiafunds.com.

In the report that follows, your portfolio managers talk in depth about investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palumbo

Joseph R. Palombo
President

  Net asset value per share as of 08/31/03 ($)

                                  Class A 9.29
                                  Class B 9.29
                                  Class C 9.29
                                  Class Z 9.29

  Distributions declared per share 09/01/02-08/31/03 ($)

                                  Class A 0.48
                                  Class B 0.45
                                  Class C 0.44
                                  Class Z 0.51

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 Performance Information

Value of a $10,000 investment 12/17/98--8/31/03

 Performance of a $10,000 investment 12/17/98-08/31/03 ($)

                                without sales with sales
                                   charge       charge
                        --------------------------------
                        Class A    12,865       12,418
                        --------------------------------
                        Class B    12,677       12,584
                        --------------------------------
                        Class C    12,605       12,605
                        --------------------------------
                        Class Z    13,039          n/a


                                     [CHART]

            Class A Shares      Class A Shares
                Without           With Sales       CSFB Leveraged
              Sales Charge          Charge           Loan Index
           ----------------    ----------------    --------------
              $10,000              $ 9,650             $10,000
12/1998        10,011                9,661              10,000
 1/1999        10,084                9,731              10,026
 2/1999        10,158                9,802               9,983
 3/1999        10,249                9,890              10,044
 4/1999        10,325                9,964              10,117
 5/1999        10,387               10,023              10,247
 6/1999        10,458               10,092              10,339
 7/1999        10,521               10,153              10,407
 8/1999        10,554               10,185              10,370
 9/1999        10,615               10,244              10,345
10/1999        10,662               10,289              10,330
11/1999        10,707               10,332              10,397
12/1999        10,779               10,402              10,468
 1/2000        10,856               10,476              10,570
 2/2000        10,940               10,557              10,604
 3/2000        10,975               10,590              10,521
 4/2000        11,051               10,665              10,559
 5/2000        11,132               10,742              10,647
 6/2000        11,223               10,831              10,712
 7/2000        11,310               10,914              10,789
 8/2000        11,387               10,988              10,844
 9/2000        11,457               11,056              10,879
10/2000        11,499               11,096              10,885
11/2000        11,527               11,124              10,908
12/2000        11,571               11,166              10,985
 1/2001        11,672               11,263              11,051
 2/2001        11,701               11,291              11,146
 3/2001        11,655               11,247              11,159
 4/2001        11,541               11,137              11,112
 5/2001        11,654               11,246              11,245
 6/2001        11,663               11,255              11,258
 7/2001        11,795               11,382              11,286
 8/2001        11,905               11,488              11,376
 9/2001        11,784               11,371              11,159
10/2001        11,587               11,181              10,985
11/2001        11,693               11,284              11,158
12/2001        11,799               11,386              11,274
 1/2002        11,956               11,537              11,336
 2/2002        11,852               11,437              11,293
 3/2002        11,996               11,576              11,424
 4/2002        12,134               11,709              11,546
 5/2002        12,178               11,752              11,538
 6/2002        12,013               11,593              11,363
 7/2002        11,694               11,285              11,191
 8/2002        11,584               11,178              11,158
 9/2002        11,468               11,067              11,183
10/2002        11,396               10,997              11,033
11/2002        11,546               11,142              11,223
12/2002        11,722               11,311              11,399
 1/2003        11,833               11,419              11,553
 2/2003        11,866               11,451              11,613
 3/2003        11,991               11,571              11,650
 4/2003        12,250               11,821              11,815
 5/2003        12,547               12,108              11,973
 6/2003        12,734               12,289              12,142
 7/2003        12,802               12,354              12,225
 8/2003        12,865               12,418              12,256



Mutual fund performance changes over time. Please visit www.columbiafunds.com for daily performance updates.
Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The CSFB Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Index performance is from December 31, 1998.

       Average annual total return as of 08/31/03 (%)
       Share Class       A              B              C           Z
       Inception      11/2/99        11/2/99        11/2/99     12/17/98
       -----------------------------------------------------------------
                   without  with  without  with  without  with  without
                    sales  sales   sales  sales   sales  sales   sales
                   charge  charge charge  charge charge  charge  charge
       -----------------------------------------------------------------
       1-year       11.03   7.15   10.65   7.40   10.48   9.48   11.42
       -----------------------------------------------------------------
       Life          5.50   4.71    5.18   5.01    5.05   5.05    5.81
       -----------------------------------------------------------------

       Average annual total return as of 06/30/03 (%)
       Share Class       A              B              C           Z
       -----------------------------------------------------------------
                   without  with  without  with  without  with  without
                    sales  sales   sales  sales   sales  sales   sales
                   charge  charge charge  charge charge  charge  charge
       -----------------------------------------------------------------
       1-year        6.00   2.24    5.63   2.38    5.48   4.48    6.37
       -----------------------------------------------------------------
       Life          5.48   4.66    5.16   4.98    5.03   5.03    5.78
       -----------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares, the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year
- 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0% and the class C shares EWC of 1.00% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and C shares would have been lower.

 Portfolio Managers' Report


                 30-day SEC yield as of 08/31/03 (%)

                                                               After
                                                           reimbursement
                 Class A                                       4.23
                 Class B                                       4.04
                 Class C                                       3.88
                 Class Z                                       4.68

                 The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the 30-day SEC yield would have been 4.12% for class A shares, 3.93% for class B shares, 3.77% for class C shares and
                 4.56% for class Z shares.

                 Top 10 issuers as of 08/31/03 (%)
                 Washington Group International                 3.1
                 Nextel Finance                                 2.3
                 Century Cable Holdings                         2.2
                 Comcast Cable Communications                   2.0
                 Cricket Communications                         1.7
                 Mission Energy Holding                         1.5
                 Sygnet Wireless                                1.4
                 142466 Ontario Ltd.                            1.3
                 Huntsman Corp.                                 1.2
                 UPC Financing Partnership                      1.2

                 Holdings are calculated as a percentage of net assets. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain these holdings in the future.

For the 12-month period ended August 31, 2003, Columbia Floating Rate Fund class A shares returned 11.03% without sales charge. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Index, which was 9.80% for the same period. The fund also did better than its peer group, the Lipper Loan Participation Funds Category average, which returned 9.49%./1/ These high returns reflect an advantageous environment for all types of credit instruments. We believe the fund was able to outperform because of favorable sector allocation and security selection.

A strong credit environment
Bank loans and other forms of credit were in high demand, especially during the past six months. From investment-grade corporate debt to high-yield bonds, we witnessed a sharp recovery from the weak credit markets of the previous two years. The corporate accounting scandals that dominated the headlines in 2002 had brought new credit issuance to a standstill. During 2003, however, the capital markets were once again open for a wide range of issuers. Corporate balance sheets improved and default rates declined from over 10% at the beginning of 2003 to 5.4% by mid-year.

Cable and wireless--a boon to performance
The portfolio's overweight position in wireless communications and cable contributed significantly to its strong performance. Wireless Communications, which accounted for 8.6% of the portfolio's net assets on August 31, 2003, was hit disproportionately hard in 2002, with many issues trading at discounts of 30-45% to par. Since then, the industry has staged a strong recovery. Many wireless companies took advantage of their improved operating performance and prevailing low interest rates by bringing high-yield bonds to market, thereby improving their capital structure. In many cases, they even repaid bank debt at 100 cents on the dollar. Holdings such as Centennial Cellular and Western Wireless (0.3% and 0.4% of net assets, respectively) were especially strong performers./2/

Cable Television, which constituted 6.2% of the portfolio's net assets at period end, also rebounded from difficult times. Following the Adelphia Communications bankruptcy in 2002, mergers and
------------
/1/ Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.
/2/ Holdings are disclosed as of August 31, 2003, and are subject to change.

acquisitions activity came to a halt, and subscriber bases became difficult to value. Over the past six to nine months, however, a series of these types of transactions and other asset sales took place. Although the subscriber values implied by these transactions were down from their peak, they were also greater than what the depressed market was suggesting. Century Cable and Olympus Cable, both subsidiaries of Adelphia, and Charter Communications (2.2%, 0.7% and 1.1% of net assets, respectively), bellwethers for an industry on the mend, were important holdings for the portfolio.


              /s/ Brian Good            /s/ Jim Fellows

Brian Good and Jim Fellows have been portfolio managers of the Columbia Floating Rate Fund since its inception in December 1998.


 Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the fund managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

 The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

 The portfolio may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's net asset value than could a default in a more diversified portfolio.

 Unlike floating rate loans, some fixed-income investments may be covered by FDIC insurance or other guarantees relating to timely payment of principal and interest. Some may also provide tax benefits.

 Portfolio quality breakdown
 as of 08/31/03 (dollar-weighted %)

                                    [CHART]

Baa2    0.2
Baa3    2.3
Ba1     2.2
Ba2     5.0
Ba3    21.5
B1     18.2
B2      8.5
B3     11.5
Caa1    3.3
Caa2    1.7
Ca      1.7
NR      9.0
Other  14.9

Quality breakdowns are calculated as a percentage of total investments. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain these quality breakdowns in the future.

 Top 5 sectors as of 08/31/03 (%)

                                     [CHART]

Wireless Communications        8.6
Cable television               6.2
Healthcare services            4.5
Food manufactuing              4.3
Diversified manufacturing      4.2


Sector breakdowns are calculated as a percentage of net assets. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

 Investment Portfolio

August 31, 2003


Variable Rate Senior
Loan Interests (a) - 85.2%              Par            Value
---------------------------------------------------------------
Aerospace/Defense - 2.0%
DRS Technologies,
 Term Loan            09/30/08 $    975,102    $     983,699
Integrated Defense Technologies,
 Term Loan B          03/04/08    2,838,581        2,830,870
Titan Corp.,
 Term Loan B          06/30/09    1,980,000        1,986,850
Vought Aircraft Industries, Inc.:
 Term Loan B          06/30/07    1,290,460        1,285,377
 Term Loan C          06/30/08    2,138,265        2,134,235
 Term Loan X          12/31/06      847,637          845,511
                                               -------------
                                                  10,066,542
                                               -------------

Auto Parts - 2.8%
142466 Ontario Ltd.,
 Term Loan B          08/10/07    6,790,479        6,806,272
Federal-Mogul Corp.,
 Term Loan C          02/24/04      485,000          482,561
Key Plastics LLC: (b)
 Jr. Sec. Sub Notes   04/30/07       48,970           48,970
 Sr. Sec. Sub Notes   04/30/07      101,433          101,433
Meridian Automotive Systems, Inc.,
 Term Loan B          03/31/07    3,506,549        3,256,840
TRW Automotive Acquisitions Corp.,
 Term Loan C1         02/28/11    3,600,000        3,613,993
                                               -------------
                                                  14,310,069
                                               -------------

Broadcasting - 3.3%
Comcorp Broadcasting, Inc.,
 Term Loan A2         03/31/04      930,188          925,537
Emmis Communications Corp.,
 Term Loan A          02/28/09    2,055,811        2,060,042
Gray Television, Inc.
 Incremental
 Term Loan            12/31/10    2,085,000        2,102,738
Quorum Broadcasting Co., Inc.,
 Revolver             12/31/04    1,392,365        1,343,629
 Term Loan B          12/31/04    1,983,293        1,938,627
 Term Loan C          12/31/04    1,481,752        1,429,860
UPC Financing Partnership,
 Term Loan C2         03/31/09    7,000,000        6,180,605
White Knight Broadcasting, Inc.,
 Term Loan A2         09/15/03    1,026,745        1,021,612
                                               -------------
                                                  17,002,650
                                               -------------

Building Products - 0.5%
Tapco International Corp.:
 Term Loan B          06/23/07    1,525,964        1,527,686
 Term Loan C          06/23/08    1,047,455        1,048,298
                                               -------------
                                                   2,575,984
                                               -------------

                                       Par         Value
--------------------------------------------------------
Business Services - 2.0%
NATG Holdings LLC: (b)
 Revolver A          01/23/05 $  1,039,746 $   1,039,875
 Term Loan A         01/23/09    1,011,450       809,116
 Term Loan B1        01/23/10      684,740       547,762
 Term Loan B2        01/23/10      338,491       338,476
Outsourcing Solutions, Inc., (b)(d)
 Term Loan B         06/10/06    5,797,946     3,710,685
Relizon Co.,
 Term Loan B         12/31/07    1,949,367     1,919,264
Transaction Network Services, Inc.,
 Term Loan B         04/03/07    2,003,798     1,993,364
                                           -------------
                                              10,358,542
                                           -------------

Cable Television - 6.2%
Century Cable Holdings LLC.
 Discretionary Term  12/31/09    3,500,000     2,879,123
 Term Loan           06/30/09   10,000,000     8,384,648
Charter Communications Operating LLC:
 Incremental
 Term Loan           09/18/08    1,987,500     1,851,717
 Term Loan B         03/18/08    3,956,344     3,718,235
Comcast Cable Communications,
 Term Loan           11/18/06   10,000,000     9,958,783
CSC Holdings, Inc., (c)
 Revolver            06/30/06    1,306,667     1,218,540
Olympus Cable Holdings LLC:
 Term Loan A         06/30/10    2,000,000     1,720,000
 Term Loan B         09/30/10    2,000,000     1,747,500
                                           -------------
                                              31,478,546
                                           -------------

Casinos/Gambling - 2.7%
Aladdin Gaming LLC: (d)
 Term Loan A         02/25/05    6,000,000     4,800,000
 Term Loan B         08/26/06    1,250,000     1,015,625
Alliance Gaming Corp.,
 Term Loan           09/04/09    3,456,250     3,481,598
Ameristar Casinos, Inc.,
 Term Loan B         12/20/06      874,280       877,022
Marina District Finance Co., Inc.,
 Term Loan A         12/13/07    3,750,000     3,747,532
                                           -------------
                                              13,921,777
                                           -------------

Chemicals - 2.0%
Huntsman Corp.:
 Term Loan A         03/31/07    4,730,658     4,206,842
 Term Loan B         03/31/07    2,314,729     2,058,238
Huntsman International, LLC:
 Term Loan B         06/30/07      369,058       370,466
 Term Loan C         06/30/08      989,297       992,836

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)            Par         Value
-----------------------------------------------------------
Chemicals (continued)
Messer Griesheim Industries:
 Term Loan B            04/27/09 $    877,032 $     883,587
 Term Loan C            04/27/10    1,262,308     1,271,664
Noveon, Inc., (c)
 Term Loan B            12/31/09      338,213       341,518
                                              -------------
                                                 10,125,151
                                              -------------

Consumer Services - 1.0%
Alderwoods Group, Inc.:
 Note 5 Year            01/02/07      428,133       434,520
 Note 7 Year            01/02/09      880,100       941,707
DIMAC Holdings.: (d)
 Term Loan A            12/31/05      246,193           923
 Term Loan B            01/01/05       65,687         1,971
DIMAC Marketing Partners, Inc.: (d)
 Revolver               07/01/03       27,444            --
 Term Loan B            01/01/05      160,714         4,821
Knowledge Learning Corp.,
 Term Loan B            05/15/10    3,940,000     3,926,841
                                              -------------
                                                  5,310,783
                                              -------------

Consumer Specialties - 2.9%
Church & Dwight Co., Inc.,
 Term Loan B            09/30/07      544,666       548,569
Fisher Scientific International, Inc.
 Term Loan              03/31/10    2,992,500     3,011,845
Johnson Diversey, Inc.,
 Term Loan B            11/03/09    2,310,000     2,323,900
Neptune Technology Group, Inc.,
 Term Loan B            03/31/10    1,947,368     1,977,613
Playtex Products, Inc.
 Term Loan C            05/31/09    2,984,848     2,987,951
Reddy Ice Group, Inc.
 Term Loan              08/17/09      750,000       758,434
United Industries Corp.,
 Term Loan B            01/20/06    3,062,666     3,070,794
                                              -------------
                                                 14,679,106
                                              -------------

Containers/Packaging - 0.9%
Graphic Packaging International, Inc.
 Term Loan B            08/09/10    3,000,000     3,015,902
Kerr Group, Inc.,
 Term Loan              08/13/10    1,500,000     1,514,044
                                              -------------
                                                  4,529,946
                                              -------------
Diversified Commercial Services - 0.5%
Transcore Holdings, Inc.,
 Term Loan B            10/01/06    2,666,955     2,680,961
                                              -------------

                                    Par       Value
---------------------------------------------------
Diversified Manufacturing - 4.2%
Amsted Industries, Inc.,
 Term Loan           10/15/10 3,750,000 $ 3,801,383
Enersys, Inc.,
 Term Loan B         11/09/08 4,899,840   4,911,463
Flowserve Corp.,
 Term Loan C         06/30/09   743,532     748,071
General Cable Corp.,
 Term Loan B         05/28/07 1,608,856   1,484,147
Gentek, Inc.,
 Term Loan C         10/31/07   339,226     211,283
Jason, Inc.,
 Term Loan B         06/30/07 2,226,931   2,120,630
Polymer Group, Inc.,
 Term Loan           12/31/06 5,530,360   5,316,058
Polypore, Inc.,
 Term Loan B         12/31/06 1,856,070   1,868,239
Superior Telecom, Inc., (d)
 Term Loan B         05/27/04 2,384,316     822,589
                                        -----------
                                         21,283,863
                                        -----------

Electric Utilities - 3.2%
Calpine Corp.,
 Second Lien         07/16/07 5,700,000   5,400,527
Michigan Electric Transmission Co.,
 Term Loan           05/01/07   990,000     993,265
Mission Energy Holding Co.:
 Term Loan A         07/02/06 3,506,494   1,954,821
 Term Loan B         07/02/06 9,993,506   5,512,946
Northwestern Corp.,
 Term Loan           12/01/06 2,487,500   2,482,281
                                        -----------
                                         16,343,840
                                        -----------

Electronic Components - 1.3%
IPC Acquisition Corp.,
 Term Loan           12/31/06 1,123,842   1,116,620
Viasystems, Inc.,
 Term Loan B         09/30/08 6,404,195   5,491,960
                                        -----------
                                          6,608,580
                                        -----------

Engineering & Construction - 1.8%
URS Corp.,
 Term Loan B         08/22/08 1,589,462   1,600,273
Washington Group International, (c)
 Revolver B          07/23/04 7,500,000   7,577,874
                                        -----------
                                          9,178,147
                                        -----------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)          Par         Value
---------------------------------------------------------
Environmental Services - 1.9%
Allied Waste North America, Inc.:
 Term Loan A         01/15/10  $    571,429 $     575,554
 Term Loan B         01/15/10     3,428,571     3,454,088
 Term Loan C         01/15/10       600,000       604,123
Environmental Systems Products Holdings, Inc.:
 Tranche 1           12/31/04     3,017,072     3,017,024
 Tranche 2           12/31/04       674,213       664,091
Synagro Technologies, Inc.,
 Term Loan           05/07/07     1,626,059     1,634,516
                                            -------------
                                                9,949,396
                                            -------------

Farming/Agriculture - 0.0%
Quality Stores, Inc., (b)(d)
 Term Loan B         04/30/06     1,501,616        33,937
                                            -------------

Finance Companies - 0.2%
Finova Group, Inc.,
 Note                05/15/09     2,250,000       888,750
                                            -------------

Food Chains - 0.5%
Carrols Corp.,
 Term Loan B         12/31/07     1,414,683     1,412,108
Domino's, Inc.,
 Term Loan           06/25/10     1,377,049     1,389,619
                                            -------------
                                                2,801,727
                                            -------------

Food Manufacturing - 4.3%
American Seafoods Group LLC,
 Term Loan B         03/31/09     3,115,455     3,122,411
Burns Philp, Inc.,
 Term Loan           02/26/09     1,995,000     2,009,777
Commonwealth Brands, Inc.,
 Term Loan           08/28/07     1,388,750     1,396,342
Constellation Brands, Inc
 Term Loan B         11/30/08     1,973,983     1,994,473
Interstate Bakeries,
 Tranche A           07/19/06     3,000,000     2,992,445
Interstate Brands Corp.,
 Term Loan C         07/19/07     2,000,000     2,000,581
Merisant Corp.,
 Term Loan B         01/11/10     1,330,000     1,342,433
Michael Foods, Inc.,
 Term Loan B         04/10/08       835,915       840,161
Otis Spunkmeyer, Inc.,
 Term Loan B         02/20/09     2,895,247     2,899,451
Pinnacle Foods Holding Corp.,
 Term Loan           05/22/08       460,526       460,719
Southern Wine & Spirits of America, Inc.,
 Term Loan B         07/02/08     2,970,000     2,984,744
                                            -------------
                                               22,043,537
                                            -------------

                                          Par            Value
--------------------------------------------------------------
Healthcare Services - 4.3%
Alliance Imaging, Inc.,
 Term Loan A            11/02/06 $  2,595,420    $   2,465,621
Ameripath, Inc.,
 Term Loan              03/27/10    3,491,250        3,527,758
Concentra Operating Corp.,
 Term Loan              06/30/09    3,267,000        3,282,218
Davita, Inc.,
 Term Loan B            03/31/09    2,000,000        2,007,607
Fresenius Medical Care, Inc.,
 Term Loan B            02/21/10    1,300,000        1,305,680
Insight Health Services Corp.:
 Delayed Draw
 Term Loan              10/17/08    1,000,000          999,860
 Term Loan B            10/17/08    3,395,273        3,413,343
Kinetic Concepts, Inc.,
 Term Loan B            08/11/10    1,250,000        1,259,371
Pacificare Health Systems, Inc.,
 Term Loan              06/03/08    1,250,000        1,258,836
VCA Antech, Inc.
 Term Loan D            06/30/09    2,177,600        2,188,488
                                                 -------------
                                                    21,708,782
                                                 -------------

Home Furnishings - 0.0%
Simmons Co.,
 Term Loan B            10/29/05      214,917          215,696
                                                 -------------

Hospital Management - 1.7%
Community Health Systems, Inc.:
 Incremental
 Term Loan              01/16/11    2,000,000        2,007,500
 Term Loan B            07/16/10    1,985,000        1,992,444
Iasis Healthcare Corp.,
 Term Loan B            02/09/09    2,312,500        2,337,722
Vanguard Health Systems,
 Incremental
 Term Loan              01/03/10    2,388,000        2,408,079
                                                 -------------
                                                     8,745,745
                                                 -------------

Hotels/Resorts - 0.6%
Wyndham International, Inc.,
 Term Loan              06/30/06    3,583,122        2,993,705
                                                 -------------

Industrial Machinery/Components - 1.0%
Terex Corp.,
 Term Loan              07/03/09    5,022,017        4,988,538
                                                 -------------

Insurance Brokers/Service - 0.4%
Infinity Property & Casualty,
 Term Loan              06/30/10    2,000,000        2,014,983
                                                 -------------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)           Par         Value
----------------------------------------------------------
Media Conglomerates - 0.0%
Bridge Information Systems: (d)
 Multi-Draw
 Term Loan         09/07/03     $    533,287 $      58,662
                                             -------------

Medical Specialties - 0.4%
Dade Behring, Inc.,
 Term Loan A1      10/03/08        1,755,588     1,785,776
                                             -------------

Metal Fabrications - 0.2%
Copperweld Corp. Welded Tube Holdings,
 Term Loan         12/16/03        2,154,167     1,023,225
                                             -------------

Metals/Mining - 1.1%
Dresser, Inc.
 Term Loan B       04/10/09        2,000,000     2,012,427
Stillwater Mining Co.,
 Term Loan B       12/31/07        3,825,976     3,864,693
                                             -------------
                                                 5,877,120
                                             -------------

Movies/Entertainment - 4.0%
AMF Bowling Worldwide, Inc.,
 Term Loan         02/28/08        4,084,042     4,094,027
Carmike Cinemas, Inc.,
 Term Loan         01/31/07        3,090,625     3,117,642
GT Brands LLC,
 Term Loan         09/30/07        3,251,420     3,158,614
Loews Cineplex Entertainment Corp.,
 Term Loan         02/29/08        5,627,981     5,611,314
Metro-Goldwyn-Mayer Studios, Inc.,
 Term Loan B       06/30/08        2,500,000     2,508,506
Vivendi Universal Entertainment LLP,
 Term Loan B       06/30/08        2,000,000     2,011,798
                                             -------------
                                                20,501,901
                                             -------------

Oil Refining/Marketing - 0.6%
Magellan Mainstream Holdings LP,
 Term Loan         06/17/08        1,875,000     1,893,099
Tesoro Petroleum Corp.,
 Sr. Sec. Inst.
 Term Loan         04/15/08        1,197,000     1,209,132
                                             -------------
                                                 3,102,231
                                             -------------

Paper - 0.8%
Appleton Papers, Inc.,
 Term Loan C       11/08/06        1,824,628     1,832,633

                                         Par         Value
----------------------------------------------------------
Bear Island Paper Co.,
 Term Loan             12/31/05 $    271,038 $     271,716
Port Townsend Paper Corp.,
 Term Loan B           03/16/07    1,955,000     1,818,450
                                             -------------
                                                 3,922,799
                                             -------------

Pharmaceuticals - 1.3%
Medco Health,
 Term Loan             06/30/10    3,430,000     3,451,422
Medpointe, Inc.,
 Term Loan B           09/30/08    3,147,075     2,982,324
                                             -------------
                                                 6,433,746
                                             -------------

Printing/Publishing - 2.0%
Readers Digest Association, Inc.,
 Term Loan B           05/20/08    1,388,129     1,378,919
Sun Media Corp.,
 Term Loan B           02/07/09    1,440,326     1,444,976
TV Guide, Inc.:
 Revolver A (c)        02/28/05    1,522,932     1,454,397
 Tranche B             02/28/05      473,000       451,711
Weekly Reader Corp.,
 Term Loan B           11/17/06    5,783,725     5,614,782
                                             -------------
                                                10,344,785
                                             -------------

Rail/Shipping - 2.5%
American Commercial Lines: (d)
 Term Loan B           06/30/06      956,424       800,766
 Term Loan C           06/30/07    1,342,969     1,124,400
Dakota Minnesota Eastern Rail Corp.,
 Term Loan             07/25/07    2,900,000     2,934,323
Helm Financial Corp.,
 Term Loan B           10/18/06    5,247,372     5,030,443
Kansas City Southern Railway Co.,
 Term Loan B           06/12/08    1,183,025     1,187,114
RailAmerica Transportation Corp.:
 Term Loan             05/22/09      508,200       509,800
 Term Loan B           05/22/09    1,224,300     1,228,151
                                             -------------
                                                12,814,997
                                             -------------

Real Estate Investment Trusts - 0.8%
AIMCO Properties LP,
 Term Loan             05/30/08    1,850,000     1,857,545
Macerich Partnership LP,
 Term Loan             07/26/05    1,968,000     1,975,418
                                             -------------
                                                 3,832,963
                                             -------------

See notes to investment portfolio.

August 31, 2003

Variable Rate Senior
Loan Interests (a) (continued)              Par         Value
-------------------------------------------------------------
Rental/Leasing Companies - 0.5%
Rent-A-Center, Inc.,
 Term Loan                05/28/09 $  2,400,000 $   2,418,976
                                                -------------

Retail Stores - 0.3%
CH Operating LLC,
 Term Loan                06/21/07    1,758,621     1,760,799
                                                -------------

Semiconductors - 0.6%
Semiconductor Components Industries LLC:
 Term Loan B              08/04/06    1,196,965     1,186,102
 Term Loan C              08/04/07    1,289,018     1,277,319
 Term Loan D              08/04/07      631,777       622,640
                                                -------------
                                                    3,086,061
                                                -------------

Steel/Iron Ore - 2.3%
Ispat Inland LP.:
 Term Loan B              07/16/05    3,885,675     2,714,739
 Term Loan C              07/16/06    3,885,675     2,714,739
Steel Dynamics, Inc.,
 Term Loan B              03/26/08    1,809,894     1,823,174
UCAR Finance, Inc.,
 Term Loan B              12/31/07    4,443,135     4,454,714
                                                -------------
                                                   11,707,366
                                                -------------

Telecommunications Infrastructure Equipment - 0.4%
Spectrasite Communications, Inc.,
  Term Loan B             12/31/07    1,834,223     1,837,755
                                                -------------

Telecommunications Services - 1.9%
Alaska Communications Systems Holdings, Inc.,
 Term Loan                02/14/09    1,750,000     1,754,832
ICG Communications, Inc.,
 Term Loan                03/31/06      329,799       277,090
Time Warner Telecom,
 Term Loan B              03/31/08    2,786,000     2,774,174
Valor Telecommunications Enterprises LLC,
 Term Loan B              06/30/08    4,709,827     4,696,616
                                                -------------
                                                    9,502,712
                                                -------------

Textiles - 0.8%
Springs Industries, Inc.,
 Term Loan B              09/05/08    2,345,490     2,351,323
St. John Knits International, Inc.,
 Incremental
 Term Loan B              07/31/07    1,496,659     1,499,426
                                                -------------
                                                    3,850,749
                                                -------------

                                      Par         Value
-------------------------------------------------------
Transportation - 3.9%
Laidlaw Investments Ltd.,
 Term Loan B        06/19/09 $  4,554,000 $   4,671,966
Motor Coach Industries, Inc.,
 Term Loan          06/16/05    5,803,248     4,758,498
Pacer International, Inc.,
 Term Loan          06/10/10      929,412       938,201
TTIndustries, Inc.,
 Term Loan B        03/31/07    6,409,454     5,981,157
United Airlines,
 Term Loan B        07/01/04    3,784,000     3,757,013
                                          -------------
                                             20,106,835
                                          -------------

Wireless Communications - 8.6%
Centennial Cellular Operating Co., LLC,
 Term Loan A        11/30/06    1,637,192     1,573,093
Centennial Puerto Rico Operations Corp.:
 Term Loan B        05/31/07      695,627       673,273
 Term Loan C        11/30/07      651,169       630,058
Cricket Communications, Inc., (d)
 Vendor Term Loan   06/30/07   20,500,000     8,661,250
Nextel Finance Co.:
 Term Loan A        12/31/07    1,947,368     1,884,031
 Term Loan B        06/30/08    3,738,109     3,735,337
 Term Loan C        12/31/08    4,820,158     4,817,305
 Term Loan D        03/31/09    1,492,500     1,484,675
Nextel Partners, Inc.,
 Term Loan B        01/29/08    5,970,000     5,903,222
Rural Cellular Corp.:
 Term Loan B        10/03/08      781,710       759,020
 Term Loan C        04/03/09      781,710       760,039
Sygnet Wireless, Inc.:
 Revolver (c)       09/30/06       81,567        76,877
 Term Loan A        09/23/06    1,642,843     1,610,166
 Term Loan B        03/23/07    1,484,857     1,469,165
 Term Loan C        12/23/07    3,995,106     3,946,198
Ubiquitel Operating Co.:
 Term Loan A        09/30/07      938,776       748,064
 Term Loan B        11/17/08    4,224,490     3,353,804
Western Wireless Corp.,
 Term Loan A        03/31/08    1,300,000     1,241,499
 Term Loan B        09/30/08      830,409       803,481
                                          -------------
                                             44,130,557
                                          -------------

Total Variable Rate Senior Loan Interests
(cost of $451,230,723)                      434,939,298
                                          -------------

See notes to investment portfolio.

August 31, 2003

Common Stocks (e) - 2.0%            Shares         Value
--------------------------------------------------------
Business Services - 0.1%
NATG Holdings LLC (b)              322,876 $     571,491
                                           -------------
Engineering & Construction - 1.6%
Washington Group
 International, Inc.               320,332     8,072,366
                                           -------------

Environmental Services - 0.0%
Environmental Systems (b)            3,445            --
                                           -------------

Healthcare Services - 0.2%
Sun Healthcare Group               186,353       829,270
                                           -------------

Movies/Entertainment - 0.1%
AMF Bowling Worldwide, Inc.         19,918       537,786
                                           -------------

Total Common Stocks
(cost of $13,018,429)                         10,010,913
                                           -------------

Preferred Stocks (b)(e) - 0.1%
--------------------------------------------------------
Auto Parts - 0.0%
Key Plastics LLC, Series A              13            --
                                           -------------

Consumer Services - 0.0%
DIMAC Holdings, Series C               483            --
                                           -------------

Environmental Services - 0.1%
Environmental Systems, Series A     637,928       637,92
                                           -------------

Total Preferred Stocks
(cost of $697,301)                               637,928
                                           -------------

Warrants (b)(e) - 0.0%               Units
--------------------------------------------------------
Auto Parts - 0.0%
Key Plastics LLC,
 expires 04/26/11                        7            --
                                           -------------

Consumer Services - 0.0%
DIMAC Holdings,
 expires 04/04/25                      483            --
                                           -------------

Total Warrants
(cost of $0)                                          --
                                           -------------

Short-Term Obligation - 12.1%               Par         Value
-------------------------------------------------------------
Repurchase agreement with State
 Street Bank & Trust Co., dated
 08/29/03, due 09/02/03 at 0.940%,
 collateralized by U.S. Treasury
 Bonds with various maturities to
 02/12/04 market value of
 $63,020,410 (repurchase
 proceeds $61,785,452)
 (cost of $61,779,000)             $ 61,779,000 $  61,779,000
                                                -------------

Total Investments - 99.4%
 (cost of $526,725,453)(f)                        507,367,139
                                                -------------

Other Assets & Liabilities, Net - 0.6%              3,294,292
-------------------------------------------------------------

Net Assets - 100.0%                             $ 510,661,431
                                                -------------

Notes to Investment Portfolio:

(a) Senior Loans in which the Portfolio invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(b) Represents fair value as determined in good faith under procedures approved by the Trustees.
(c) Unfunded commitments, See Note 8.
(d) These issuers are in default of certain debt covenants. Income is not being accrued.
(e) Non-income producing.
(f) Cost for federal income tax purposes is $526,975,870.

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Assets and Liabilities

August 31, 2003


Assets:
Investments, at cost (including
  repurchase agreement)                    $526,725,453
                                           ------------
Investments, at value                      $445,588,139
Repurchase agreement                         61,779,000
Receivable for:
  Investments sold                            1,277,823
  Interest and fees                           2,731,704
Deferred Trustees' compensation plan                324
Other assets                                      5,518
                                           ------------
    Total Assets                            511,382,508
                                           ------------
Liabilities:
Deferred facility fees                          210,544
Payable to custodian bank                           856
Payable for:
  Investments purchased                          18,333
  Management fee                                180,937
  Transfer agent fee                                500
  Pricing and bookkeeping fees                   43,783
  Audit fee                                      63,670
  Legal fee                                      35,882
Deferred Trustees' fee                              324
Other liabilities                               166,248
                                           ------------
    Total Liabilities                           721,077
                                           ------------
Net Assets                                 $510,661,431
                                           ------------

 Statement of Operations

For the Year Ended August 31, 2003


Investment Income:
Interest                                   $ 29,371,999
Facility and other fees                         671,142
                                           ------------
   Total Investment Income                   30,043,141
Expenses:
Management fee                                2,072,250
Transfer agent fee                                6,000
Pricing and bookkeeping fees                    268,155
Trustees' fee                                     5,557
Custody fee                                      24,020
Legal fee                                       159,904
Other expenses                                   93,138
                                           ------------
   Total Operating Expenses                   2,629,024
Custody earnings credit                          (2,274)
                                           ------------
   Net Operating Expenses                     2,626,750
Interest expense                                  5,047
                                           ------------
   Net Expenses                               2,631,797
                                           ------------
Net Investment Income                        27,411,344
                                           ------------
Net Realized and Unrealized
Gain (Loss) on Portfolio Positions:
Net realized loss on investments            (11,578,981)
Net realized loss on the disposal of
  investments in violation of restrictions
  and subsequently reimbursed by affiliate           --
Net change in unrealized appreciation/
  depreciation on investments                33,906,354
                                           ------------
   Net Gain                                  22,327,373
                                           ------------
Net Increase in Net Assets from Operations $ 49,738,717
                                           ------------

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Changes in Net Assets

                                                                                                 Year Ended     Year Ended
                                                                                                 August 31,     August 31,
Increase (Decrease) in Net Assets:                                                                  2003           2002
----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                                          $  27,411,344  $  38,015,994
Net realized loss on investments                                                                 (11,578,981)   (12,166,254)
Net realized loss on the disposal of investments in violation of restrictions and subsequently
  reimbursed by affiliate                                                                                 --             --
Net change in unrealized appreciation/depreciation on investments                                 33,906,354    (37,403,502)
                                                                                               -------------  -------------
Net Increase (Decrease) from Operations                                                           49,738,717    (11,553,762)
                                                                                               -------------  -------------

Transactions in Investors' Beneficial Interest:
   Contributions                                                                                  93,827,932     80,963,660
   Withdrawals                                                                                  (169,392,880)  (200,374,089)
                                                                                               -------------  -------------
    Net Decrease from Transactions in Investors' Beneficial Interest                             (75,564,948)  (119,410,429)
                                                                                               -------------  -------------

Total Decrease in Net Assets                                                                     (25,826,231)  (130,964,191)

Net Assets:
Beginning of period                                                                              536,487,662    667,451,853
                                                                                               -------------  -------------
End of period                                                                                  $ 510,661,431  $ 536,487,662
                                                                                               -------------  -------------

See notes to financial statements.

 Columbia Floating Rate Limited Liability Company

 Statement of Cash Flows

For the Year Ended August 31, 2003

Increase (Decrease) in Cash
-------------------------------------------------------------------------------
Cash flows from operating activities:
Net Investment Income                                            $  27,411,344

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
Purchase of investment securities                                 (309,671,229)
Proceeds from disposition of investment securities                 348,176,487
Disposition of short-term portfolio investments, net                10,712,649
Decrease in interest and fees receivable                               191,993
Increase in receivable for investments sold                         (1,139,733)
Decrease in other assets                                                 5,732
Decrease in deferred facility fees                                    (314,235)
Increase in payable for accrued expenses                               122,119
Net amortization of premium (discount)                              (2,240,748)
Decrease in payable for investments purchased                         (141,383)
Increase in other liabilities                                          130,791
                                                                 -------------
Net cash provided by operating activities                           73,243,787
                                                                 -------------

Cash flows from financing activities:
Proceeds from capital contributions                                 93,827,932
Payment of capital withdrawals                                    (169,392,880)
                                                                 -------------
Net cash used for financing activities                             (75,564,948)
                                                                 -------------
Net decrease in cash                                                (2,321,161)

Cash:
Beginning of year                                                    2,320,305
                                                                 -------------

End of year                                                      $        (856)
                                                                 -------------



See notes to financial statements.

 Columbia Floating Rate Fund

 Statement of Assets and Liabilities

August 31, 2003

Assets:
Investment in Portfolio, at cost               $436,423,455
                                               ------------
Investment in Portfolio, at value              $420,841,977
Receivable for:
   Fund shares sold                               5,076,650
   Expense reimbursement due from Advisor            11,864
Deferred Trustees' compensation plan                  4,987
Other assets                                        121,709
                                               ------------
    Total Assets                                426,057,187
                                               ------------
Liabilities:
Payable for:
   Distributions                                    570,414
   Administration fee                                66,309
   Transfer agent fee                                65,392
   Pricing and bookkeeping fees                      11,475
   Distribution and service fees                    203,841
Deferred Trustees' fee                                4,987
Other liabilities                                    51,860
                                               ------------
    Total Liabilities                               974,278
                                               ------------
Net Assets                                     $425,082,909
                                               ------------
Composition of Net Assets:
Paid-in capital                                $467,133,816
Overdistributed net investment income              (118,985)
Accumulated net realized loss allocated from
  Portfolio                                     (26,350,444)
Net unrealized depreciation on investments
  allocated from Portfolio                      (15,581,478)
                                               ------------
Net Assets                                     $425,082,909
                                               ------------
Class A:
Net assets                                     $ 97,924,217
Shares outstanding                               10,538,912
                                               ------------
Net asset value and redemption price per share $      9.29 (a)
                                               ------------
Maximum offering price per share
  ($9.29/0.9650)                               $      9.63 (b)
                                               ------------
Class B:
Net assets                                     $163,448,012
Shares outstanding                               17,589,077
                                               ------------
Net asset value and offering price per share   $      9.29 (a)
                                               ------------
Class C:
Net assets                                     $132,655,812
Shares outstanding                               14,275,878
                                               ------------
Net asset value and offering price per share   $      9.29 (a)
                                               ------------
Class Z:
Net assets                                     $ 31,054,868
Shares outstanding                                3,341,425
                                               ------------
Net asset value, offering and redemption
  price per share                              $       9.29
                                               ------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more the offering price is reduced.

 Statement of Operations

For the Year Ended August 31, 2003

Investment Income:
Interest and fees allocated from Portfolio     $23,963,533
                                               -----------

Expenses:
Net operating expenses allocated from
  Portfolio                                      2,096,672
Administration fee                                 733,776
Distribution fee:
    Class A                                         84,108
    Class B                                        705,300
    Class C                                        690,589
Service fee:
    Class A                                        210,271
    Class B                                        391,833
    Class C                                        287,746
Transfer agent fee                                 831,460
Pricing and bookkeeping fees                       115,570
Trustees' fee                                       11,854
Custody fee                                          1,460
Other expenses                                     156,186
                                               -----------
    Total Operating Expenses                     6,316,825
Fees and expenses waived or reimbursed by
  Advisor                                       (1,024,842)
                                               -----------
    Net Operating Expenses                       5,291,983
Interest expense allocated from portfolio            4,036
                                               -----------
    Net Expenses                                 5,296,019
                                               -----------
Net Investment Income                           18,667,514
                                               -----------

Net Realized and Unrealized Gain
(Loss) on Investments Allocated
from Portfolio:
Net realized loss on investments allocated
  from Portfolio                                (9,169,133)
Net realized loss on the disposal of
  investments in violation of restrictions and
  subsequently reimbursed by affiliate
  allocated from Portfolio                              --
Net change in unrealized appreciation/
  depreciation on investments allocated
  from Portfolio                                27,013,323
                                               -----------
Net Gain                                        17,844,190
                                               -----------
Net Increase in Net Assets from Operations     $36,511,704
                                               -----------

See notes to financial statements.

 Columbia Floating Rate Fund

 Statement of Changes in Net Assets

                               Year Ended    Year Ended
Increase (Decrease)            August 31,    August 31,
in Net Assets:                    2003          2002
---------------------------------------------------------
Operations:
Net investment income         $ 18,667,514  $ 26,458,047
Net realized loss on
  investments allocated
  from Portfolio                (9,169,133)   (8,907,633)
Net realized loss on the
  disposal of investments in
  violation of restrictions
  and subsequently
  reimbursed by affiliate
  allocated from Portfolio              --            --
Net change in unrealized
  appreciation/depreciation
  on investments allocated
  from Portfolio                27,013,323   (30,883,851)
                              ------------  ------------
Net Increase (Decrease)
  from Operations               36,511,704   (13,333,437)
                              ------------  ------------

Distributions Declared to Shareholders:
From net investment income:
   Class A                      (4,539,163)   (7,104,057)
   Class B                      (7,926,365)  (10,221,673)
   Class C                      (5,630,260)   (8,408,033)
   Class Z                        (611,180)     (809,139)
From net realized gains:
   Class A                              --          (456)
   Class B                              --          (655)
   Class C                              --          (539)
   Class Z                              --           (52)
                              ------------  ------------
Total Distributions Declared
  to Shareholders              (18,706,968)  (26,544,604)
                              ------------  ------------

Share Transactions:
Class A:
   Subscriptions                27,208,495    28,944,806
   Distributions reinvested      3,087,731     4,435,355
   Redemptions                 (44,962,115)  (52,671,603)
                              ------------  ------------
    Net Decrease               (14,665,889)  (19,291,442)
                              ------------  ------------
Class B:
   Subscriptions                18,058,823    20,986,672
   Distributions reinvested      4,767,950     5,846,660
   Redemptions                 (41,744,003)  (32,352,200)
                              ------------  ------------
    Net Decrease               (18,917,230)   (5,518,868)
                              ------------  ------------
Class C:
   Subscriptions                36,719,791    29,374,992
   Distributions reinvested      3,919,840     5,754,828
   Redemptions                 (50,692,251)  (69,520,549)
                              ------------  ------------
    Net Decrease               (10,052,620)  (34,390,729)
                              ------------  ------------

                               Year Ended    Year Ended
                               August 31,    August 31,
                                  2003          2002
---------------------------------------------------------
Class Z:
   Subscriptions              $ 22,935,486  $  5,244,801
   Distributions reinvested        108,322        74,304
   Redemptions                  (5,754,567)   (2,625,789)
                              ------------  ------------
    Net Increase                17,289,241     2,693,316
                              ------------  ------------
Net Decrease from Share
  Transactions                 (26,346,498)  (56,507,723)
                              ------------  ------------
Total Decrease in Net
  Assets                        (8,541,762)  (96,385,764)

Net Assets:
Beginning of period            433,624,671   530,010,435
                              ------------  ------------
End of period
  (overdistributed net
  investment income of
  $(118,985) and
  $(68,416), respectively)    $425,082,909  $433,624,671
                              ------------  ------------

Changes in Shares:
Class A:
   Subscriptions                 2,964,783     3,083,643
   Issued for distributions
    reinvested                     347,141       473,895
   Redemptions                  (5,067,027)   (5,608,115)
                              ------------  ------------
    Net Decrease                (1,755,103)   (2,050,577)
                              ------------  ------------
Class B:
   Subscriptions                 1,983,663     2,248,559
   Issued for distributions
    reinvested                     536,176       624,817
   Redemptions                  (4,711,437)   (3,446,281)
                              ------------  ------------
    Net Decrease                (2,191,598)     (572,905)
                              ------------  ------------
Class C:
   Subscriptions                 4,038,037     3,143,271
   Issued for distributions
    reinvested                     440,802       614,545
   Redemptions                  (5,725,422)   (7,394,823)
                              ------------  ------------
    Net Decrease                (1,246,583)   (3,637,007)
                              ------------  ------------
Class Z:
   Subscriptions                 2,482,423       560,381
   Issued for distributions
    reinvested                      11,924         7,930
   Redemptions                    (651,580)     (281,403)
                              ------------  ------------
    Net Increase                 1,842,767       286,908
                              ------------  ------------

See notes to financial statements.

 Notes to Financial Statements

August 31, 2003

Note 1. Accounting Policies

Organization:

Columbia Floating Rate Fund (the "Fund") (formerly Liberty Floating Rate Fund), is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. The Fund invests all of its investable assets in Columbia Floating Rate Limited Liability Company (the "Portfolio"), (formerly Stein Roe Floating Rate Limited Liability Company), which seeks to provide a high level of current income, consistent with preservation of capital. The Fund authorized an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front end sales charge and an annual distribution fee. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code.
At August 31, 2003, Columbia Floating Rate Fund and Columbia Institutional Floating Rate Income Fund owned 82.4% and 17.6%, respectively, of the Portfolio.

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor and pricing and bookkeeping agent to the Portfolio and the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Portfolio and the Fund. The merger did not change the way the Portfolio and the Fund are managed, the investment personnel assigned to manage the Portfolio and the Fund or the fees paid by the Portfolio and the Fund to Columbia.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

Security Valuation and Transactions:

The value of the Portfolio is determined in accordance with guidelines established, and periodically reviewed, by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, senior loans will be valued by Columbia at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, Columbia will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan interest may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the last day, at the current quoted bid price. Equity securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

August 31, 2003


Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

Federal Income Taxes:

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service.

Interest Income, Discount and Premium:

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

Distributions to Shareholders:

The Fund declares and records distributions from net investment income daily and pays monthly. Capital gain distributions, if any, are declared and paid annually.

Statement of Cash Flows:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2003.

Note 2. Federal Tax Information

The Fund's income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, current year distribution payable, capital loss carryforwards, post-October losses and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2003, permanent items identified and reclassified among the components of the Fund's net assets are as follows:

                     Overdistributed Accumulated
                     Net Investment  Net Realized Paid-In
                         Income          Loss     Capital
                     --------------- ------------ --------
                        $(11,115)     $(405,183)  $416,298

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the years ended August 31, 2003 and August 31, 2002 was as follows:

                                              August 31,
                                        -----------------------
                                           2003        2002
                                        ----------- -----------
                Ordinary Income         $18,706,968 $26,542,902
                Long-Term Capital Gains          --       1,702

As of August 31, 2003, the components of the Fund's distributable earnings on a tax basis were as follows:

                          Undistributed
                            Ordinary     Unrealized
                             Income     Depreciation*
                          ------------- -------------
                            $541,169    $(15,783,304)
* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to accretion/amortization on debt securities and the tax deferral of losses on wash sales.

The following capital loss carryforwards determined as of August 31, 2003, are available to reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            ---------- ------------
                               2010    $ 7,156,391
                               2011      4,178,432
                                       -----------
                                       $11,334,823
                                       -----------

August 31, 2003


Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2003 for federal income tax purposes, post-October losses of $14,890,555 attributable to security transactions were deferred to September 1, 2003.

Expired capital loss carryforward, if any, are recorded as a reduction of paid in capital.

Note 3. Fees and Compensation Paid to Affiliates

Management Fee:

The Advisor receives a monthly fee equal to 0.45% annually of the Portfolio's average daily net assets.

At a special meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on the Portfolio's average daily net assets as follows:

                                                 Annual
                       Average Daily Net Assets Fee Rate
                       ------------------------ --------
                           First $1 billion       0.45%
                           Next $1 billion        0.40%
                           Over $2 billion        0.35%

Administration Fee:

Columbia is the investment advisor of the Fund and provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily net assets.

Pricing and Bookkeeping Fees:

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, Columbia receives from the Portfolio and the Fund annual flat fees of $10,000 and $5,000 respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended August 31, 2003, the net asset based fee rate was 0.030%. The Portfolio also pays out-of-pocket costs for pricing services.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc., changed its name to Columbia Funds Services, Inc.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

At a special meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $34.00 charge per open account for the transfer agent fees.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the year ended August 31, 2003, the Fund has been advised that the Distributor retained $10,812 net underwriting discounts on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $2,015, $623,746 and $24,472 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average daily net assets attributable to Class A, Class B and Class C shares only.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

August 31, 2003


Expense Limits:

Columbia has voluntarily agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.80% of the Fund's average daily net assets.

Other:

The Portfolio and Fund pay no compensation to their officers, all of whom are employees of Columbia.

The Portfolio has an agreement with its custodian bank under which $2,274 of custody fees were reduced by balance credits for the year ended August 31, 2003. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 4. Portfolio Information

Investment Activity:

During the year ended August 31, 2003, purchases and sales of investments, other than short-term obligations, by the Portfolio were $309,671,229 and $348,176,487, respectively.

Unrealized appreciation (depreciation) at August 31, 2003, based on cost for federal tax purposes, was:

                  Gross unrealized appreciation $  7,867,581
                  Gross unrealized depreciation  (27,476,312)
                                                ------------
                   Net unrealized depreciation  $(19,608,731)
                                                ------------

Other:

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Tender of Shares

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December, each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline. During the year ended August 31, 2003, there were four tender offers in September, December, March and June. The Fund offered to repurchase 15%, 15%, 15% and 12% of its shares and 13.81%, 9.32%, 7.49% and 5.26% respectively, of shares outstanding were tendered.


Note 6. Senior Loan Participation Commitments

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a Senior Loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower.

At August 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Portfolio on a participation basis.

                                            Principal
               Selling Participant           Amount      Value
               -------------------          ---------- ----------
               Citibank:
                CSC Holdings, Inc.,
                  Revolver                  $1,306,667 $1,218,540

               Goldman Sachs Credit
                 Partners LP:
                Bridge Information Systems,
                  Multi-Draw Term Loan         533,287     58,662

                Simmons Co.,
                  Term Loan B                  214,917    215,696

The ability of borrowers to meet their obligations may be affected by economic developments in a specific industry.

August 31, 2003


Note 7. Line of Credit

The Portfolio and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Portfolio based on its borrowings. In addition, the Portfolio has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Portfolio participated in a separate credit agreement with similar terms to its existing agreement. The Portfolio may borrow up to $150,000,000. The average daily loan balance was $19,800,000 at a weighted average interest rate of 1.835%. The Portfolio is required to maintain certain asset coverage with respect to the loans.

Note 8. Unfunded Loan Commitments

As of August 31, 2003, the Portfolio had unfunded loan commitments of $6,937,959, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                    Unfunded
Borrower                                           Commitments
--------                                           -----------
CSC Holdings, Inc.                                 $  693,333

Noveon, Inc.                                          625,000

Sygnet Wireless, Inc.                                 617,558

TV Guide, Inc.                                      1,502,068

Washington Group International, Inc.                3,500,000
                                                   ----------
                                                   $6,937,959
                                                   ----------

Note 9. Other

During the year ended August 31, 2003, the Portfolio held a security in violation of investment restrictions. This position was sold off at a loss of $101,250 and the Portfolio was reimbursed by the Advisor.

 Columbia Floating Rate Limited Liability Company -- Financial Highlights

Selected data for a share outstanding throughout each period is as follows:


                                                           Year Ended August 31,         Period Ended
                                                   -------------------------------------  August 31,
                                                     2003        2002       2001   2000    1999 (a)
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/ Supplemental Data:
Total return                                       11.68%(g) (2.20)%      5.15%    8.73%    5.85%(f)
Operating expenses                                  0.57%(b)  0.55%(b)    0.53%(b) 0.55%    0.96%(c)
Interest expense                                       --(d)  0.03%          --       --       --
Net investment income                               5.96%(b)  6.42%(b)(e) 8.94%(b) 9.26%    7.59%(c)
Portfolio turnover rate                               75%       70%         63%      21%      17%(f)

(a) From commencement of operations on December 17, 1998.
(b) The benefits derived from custody credits, and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(c) Annualized.
(d) Rounds to less than 0.01%.
(e) Effective September 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt securities. The effect of this change for the year ended August 31, 2002, was to increase the ratio of net investment income to average net assets from 6.41% to 6.42%. Ratios for the periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(f) Not annualized.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Portfolio's return.

 Columbia Floating Rate Fund -- Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class A Shares                                            2003         2002        2001       2000 (a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $  10.05
                                                       --------    --------     --------      --------
Income from Investment Operations:
Net investment income (b)                                  0.48       0.54 (c)      0.81          0.71
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)        (0.05)
                                                       --------    --------     --------      --------
    Total from Investment Operations                       0.94       (0.25)        0.44          0.66
                                                       --------    --------     --------      --------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.48)      (0.54)       (0.82)        (0.71)
From net realized gains                                      --          --(d)        --(d)         --(d)
                                                       --------    --------     --------      --------
    Total Distributions Declared to Shareholders          (0.48)      (0.54)       (0.82)        (0.71)
                                                       --------    --------     --------      --------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $  10.00
                                                       --------    --------     --------      --------
Total return (e)(f)                                      11.03%(g)  (2.67)%        4.56%         6.79%(h)
                                                       --------    --------     --------      --------
Ratios to Average Net Assets:
Net operating expenses                                    1.15%       1.15%        1.15%         1.15%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --            --
Net expenses                                              1.15%       1.18%        1.15%         1.15%(j)
Net investment income                                     5.39%       5.83%(c)     8.28%         8.53%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%         0.13%(j)
Net assets, end of period (000's)                      $ 97,924    $108,583     $138,058      $147,209

(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class B Shares                                            2003         2002        2001       2000 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $ 10.05
                                                       --------    --------     --------      -------
Income from Investment Operations:
Net investment income (b)                                  0.45       0.51 (c)      0.77         0.67
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)       (0.05)
                                                       --------    --------     --------      -------
    Total from Investment Operations                       0.91       (0.28)        0.40         0.62
                                                       --------    --------     --------      -------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.45)      (0.51)       (0.78)       (0.67)
From net realized gains                                      --          --(d)        --(d)        --(d)
                                                       --------    --------     --------      -------
    Total Distributions Declared to Shareholders          (0.45)      (0.51)       (0.78)       (0.67)
                                                       --------    --------     --------      -------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $ 10.00
                                                       --------    --------     --------      -------
Total return (e)(f)                                      10.65%(g)  (3.02)%        4.19%        6.35%(h)
                                                       --------    --------     --------      -------
Ratios to Average Net Assets:
Net operating expenses                                    1.50%       1.50%        1.50%        1.50%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --           --
Net expenses                                              1.50%       1.53%        1.50%        1.50%(j)
Net investment income                                     5.05%       5.48%(c)     7.93%        8.18%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%        0.13%(j)
Net assets, end of period (000's)                      $163,448    $174,707     $195,891      $83,695

(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                              Year Ended August 31,         Period Ended
                                                       ---------------------------------     August 31,
Class C Shares                                            2003         2002        2001       2000 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   8.83    $   9.62     $  10.00      $ 10.05
                                                       --------    --------     --------      -------
Income from Investment Operations:
Net investment income (b)                                  0.44       0.50 (c)      0.76         0.66
Net realized and unrealized gain (loss) allocated from
  Portfolio                                                0.46       (0.79)(c)    (0.37)       (0.05)
                                                       --------    --------     --------      -------
    Total from Investment Operations                       0.90       (0.29)        0.39         0.61
                                                       --------    --------     --------      -------
Less Distributions Declared to
  Shareholders:
From net investment income                                (0.44)      (0.50)       (0.77)       (0.66)
From net realized gains                                      --          --(d)        --(d)        --(d)
                                                       --------    --------     --------      -------
    Total Distributions Declared to Shareholders          (0.44)      (0.50)       (0.77)       (0.66)
                                                       --------    --------     --------      -------
Net Asset Value, End of Period                         $   9.29    $   8.83     $   9.62      $ 10.00
                                                       --------    --------     --------      -------
Total return (e)(f)                                      10.48%(g)  (3.16)%        4.04%        6.20%(h)
                                                       --------    --------     --------      -------
Ratios to Average Net Assets:
Net operating expenses                                    1.65%       1.65%        1.65%        1.65%(j)
Interest expense allocated from Portfolio                    --(i)    0.03%           --           --
Net expenses                                              1.65%       1.68%        1.65%        1.65%(j)
Net investment income                                     4.88%       5.33%(c)     7.78%        8.03%(j)
Waiver/reimbursement                                      0.28%       0.28%        0.18%        0.13%(j)
Net assets, end of period (000's)                      $132,656    $137,098     $184,399      $91,664

(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                       Year Ended August 31,               Period Ended
                                          ---------------------------------------------     August 31,
Class Z Shares                               2003         2002        2001        2000       1999 (a)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                     $   8.83    $   9.62     $  10.00    $  10.07      $  10.00
                                          --------    --------     --------    --------      --------
Income from Investment
  Operations:
Net investment income (b)                     0.50       0.57 (c)      0.84        0.87          0.47
Net realized and unrealized gain (loss)
  allocated from Portfolio                    0.47       (0.78)(c)    (0.37)      (0.07)         0.07
                                          --------    --------     --------    --------      --------
    Total from Investment Operations          0.97       (0.21)        0.47        0.80          0.54
                                          --------    --------     --------    --------      --------
Less Distributions Declared
  to Shareholders:
From net investment income                   (0.51)      (0.58)       (0.85)      (0.87)        (0.47)
In excess of net investment income              --          --           --          --            --(d)
From net realized gains                         --          --(d)        --(d)       --(d)         --
                                          --------    --------     --------    --------      --------
    Total Distributions Declared to
     Shareholders                            (0.51)      (0.58)       (0.85)      (0.87)        (0.47)
                                          --------    --------     --------    --------      --------
Net Asset Value,
  End of Period                           $   9.29    $   8.83     $   9.62    $  10.00      $  10.07
                                          --------    --------     --------    --------      --------
Total return (e)(f)                         11.42%(g)  (2.33)%        4.89%       8.23%         5.43%(h)
                                          --------    --------     --------    --------      --------
Ratios to Average Net Assets:
Net operating expenses                       0.80%       0.80%        0.80%       0.80%         1.30%(j)
Interest expense allocated from Portfolio       --(i)    0.03%           --          --            --
Net expenses                                 0.80%       0.83%        0.80%       0.80%         1.30%(j)
Net investment income                        5.53%       6.18%(c)     8.63%       8.94%         7.10%(j)
Waiver/reimbursement                         0.28%       0.28%        0.18%       0.39%        55.49%(j)
Net assets, end of period (000's)         $ 31,055    $ 13,236     $ 11,662    $  6,845      $    893

(a) From commencement of operations on December 17, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.
(h) Not annualized.
(i) Rounds to less than 0.01%.
(j) Annualized.

 Report of Independent Auditors


To the Trustees and the Shareholders of Columbia Floating Rate Fund and the Trustees of Columbia Floating Rate Limited Liability Company

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund") (formerly Liberty Floating Rate Fund) and Columbia Floating Rate Limited Liability Company (the "Portfolio") (formerly Stein Roe Floating Rate Limited Liability Company), at August 31, 2003, and the results of each of their operations, the changes in each of their net assets, the Portfolio's cash flows and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's and Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 2003, by correspondence with the custodian and lending or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2003

 Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 12 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 12 funds in the CMG Fund Trust. The new combined Board of Trustees of the Fund now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                                Number of
                                       Year First                                             Portfolios in
                              Position Elected or                                             Columbia Funds
                                with    Appointed           Principal Occupation(s)          Complex Overseen
Name, Address and Age          Funds   to Office/1/         During Past Five Years              by Trustee
--------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President - Strategy of            124
P.O. Box 66100                                      United Airlines (airline) since
Chicago, IL 60666                                   December, 2002 (formerly President of
                                                    UAL Loyalty Services (airline) from
                                                    September, 2001 to December, 2002;
                                                    Executive Vice President and Chief
                                                    Financial Officer of United Airlines
                                                    from March, 1993 to September, 2001;
                                                    Senior Vice President and Chief
                                                    Financial Officer of UAL, Inc. prior
                                                    thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative Officer and Senior           124
3100 West Beaver Road                               Vice President, Kmart Holding
Troy, MI 48084-3163                                 Corporation since September, 2003
                                                    (formerly Executive Vice
                                                    President-Corporate Development and
                                                    Administration, General Counsel and
                                                    Secretary, Kellogg Company (food
                                                    manufacturer), from September, 1999 to
                                                    August, 2003; Senior Vice President,
                                                    Secretary and General Counsel, Sara Lee
                                                    Corporation (branded, packaged,
                                                    consumer-products manufacturer) from
                                                    January, 1995 to September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since August, 1987            126/3/
10701 Charleston Drive                              (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                Officer, U.S. Plywood Corporation
                                                    (building products manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics, University of             124
Department of Economics                             Washington, since January, 1976; Ford
University of Washington                            and Louisa Van Voorhis Professor of
Seattle, WA 98195                                   Political Economy, University of
                                                    Washington, since September, 1993;
                                                    Director, Institute for Economic
                                                    Research, University of Washington,
                                                    since September, 2001; Adjunct
                                                    Professor of Statistics, University of
                                                    Washington, since September, 1980;
                                                    Associate Editor, Journal of Money
                                                    Credit and Banking, since September,
                                                    1993; consultant on econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President and Dean of          127/3,4/
84 College Road                                     Faculties since August, 1999, Boston
Chestnut Hill, MA 02467-3838                        College (formerly Dean, Boston College
                                                    School of Management from September,
                                                    1977 to September, 1999.

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie L.L.P. (formerly            124
1211 S.W. 5th Avenue                                Partner, Stoel Rives Boley Jones &
Suite 1500                                          Grey).
Portland, OR 97204

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant since 1999                    124
2208 Tawny Woods Place                              (formerly Professor of Finance from
Boise, ID 83706                                     1975 to 1999 and Dean from 1977 to
                                                    1991, College of Business, Boise State
                                                    University); Chartered Financial
                                                    Analyst.


                                                       Other
        Principal Occupation(s)                    Directorships
        During Past Five Years                         Held
---------------------------------------------------------------------------

Executive Vice President - Strategy of                  None
United Airlines (airline) since
December, 2002 (formerly President of
UAL Loyalty Services (airline) from
September, 2001 to December, 2002;
Executive Vice President and Chief
Financial Officer of United Airlines
from March, 1993 to September, 2001;
Senior Vice President and Chief
Financial Officer of UAL, Inc. prior
thereto).

Chief Administrative Officer and Senior                 None
Vice President, Kmart Holding
Corporation since September, 2003
(formerly Executive Vice
President-Corporate Development and
Administration, General Counsel and
Secretary, Kellogg Company (food
manufacturer), from September, 1999 to
August, 2003; Senior Vice President,
Secretary and General Counsel, Sara Lee
Corporation (branded, packaged,
consumer-products manufacturer) from
January, 1995 to September, 1999).

Private Investor since August, 1987                     None
(formerly Chairman and Chief Executive
Officer, U.S. Plywood Corporation
(building products manufacturer)).

Professor of Economics, University of                   None
Washington, since January, 1976; Ford
and Louisa Van Voorhis Professor of
Political Economy, University of
Washington, since September, 1993;
Director, Institute for Economic
Research, University of Washington,
since September, 2001; Adjunct
Professor of Statistics, University of
Washington, since September, 1980;
Associate Editor, Journal of Money
Credit and Banking, since September,
1993; consultant on econometric and
statistical matters.

Academic Vice President and Dean of      Saucony, Inc. (athletic footwear);
Faculties since August, 1999, Boston              SkillSoft Corp.
College (formerly Dean, Boston College              (E-Learning)
School of Management from September,
1977 to September, 1999.

Partner, Perkins Coie L.L.P. (formerly                  None
Partner, Stoel Rives Boley Jones &
Grey).


Business Consultant since 1999                          None
(formerly Professor of Finance from
1975 to 1999 and Dean from 1977 to
1991, College of Business, Boise State
University); Chartered Financial
Analyst.

                                                                                                 Number of
                                        Year First                                             Portfolios in
                              Position  Elected or                                             Columbia Funds
                                with     Appointed           Principal Occupation(s)          Complex Overseen
Name, Address and Age          Funds    to Office/1/         During Past Five Years              by Trustee
---------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director, William Blair                 124
27 West Monroe Street,                               Capital Partners (private equity
Suite 3500                                           investing) since September, 1994
Chicago, IL 60606                                    (formerly Chief Executive Officer and
                                                     Chairman of the Board of Directors,
                                                     Continental Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on educational             125/4/
359 Stickney Hill Road                               systems needs (formerly General
Hopkinton, NH 03229                                  Manager, Global Education Industry from
                                                     1994 to 1997, and President,
                                                     Applications Solutions Division from
                                                     1991 to 1994, IBM Corporation (global
                                                     education and global applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief Executive Officer,            124
100 S.W. Market Street                               The Regence Group (healthcare
#1500                                                maintenance organization) (formerly
Portland, OR 97207                                   Chairman and Chief Executive Officer,
                                                     BlueCross BlueShield of Oregon;
                                                     Certified Public Accountant, Arthur
                                                     Young & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park Avenue Equity          126/3/
399 Park Avenue                                      Partners (private equity) since
Suite 3204                                           February, 1999 (formerly Founding
New York, NY 10022                                   Partner, Development Capital LLC from
                                                     November 1996 to February, 1999; Dean
                                                     and Professor, College of Business and
                                                     Management, University of Maryland from
                                                     October, 1992 to November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President and Chief            125/5/
One Financial Center          Chairman               Operating Officer of Columbia
Boston, MA 02111               of the                Management Group, Inc. (Columbia
                                Board                Management) since December, 2001 and
                                 and                 Director, Executive Vice President and
                              President              Chief Operating Officer of the Advisor
                                                     since April, 2003 (formerly Chief
                                                     Operations Officer of Mutual Funds,
                                                     Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001;
                                                     Executive Vice President of Stein Roe &
                                                     Farnham Incorporated (Stein Roe) from
                                                     April, 1999 to April, 2003; Director of
                                                     Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April,
                                                     2003; Director of Stein Roe from
                                                     September, 2000 to April, 2003)
                                                     President of Columbia Funds and Galaxy
                                                     Funds since February, 2003 (formerly
                                                     Vice President from September 2002 to
                                                     February 2003); Manager of Stein Roe
                                                     Floating Rate Limited Liability Company
                                                     since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from
                                                     April, 1999 to August, 2000; Chief
                                                     Operating Officer and Chief Compliance
                                                     Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).


                                                      Other
        Principal Occupation(s)                   Directorships
        During Past Five Years                        Held
------------------------------------------------------------------------

Managing Director, William Blair         Anixter International (network
Capital Partners (private equity         support equipment distributor),
investing) since September, 1994         Jones Lang LaSalle (real estate
(formerly Chief Executive Officer and       management services) and
Chairman of the Board of Directors,       MONY Group (life insurance).
Continental Bank Corporation prior
thereto).

Author and speaker on educational           Chairman of the Board of
systems needs (formerly General           Directors, Enesco Group, Inc.
Manager, Global Education Industry from      (designer, importer and
1994 to 1997, and President,               distributor of giftware and
Applications Solutions Division from             collectibles).
1991 to 1994, IBM Corporation (global
education and global applications)).

Chairman and Chief Executive Officer,       NW Natural, a natural gas
The Regence Group (healthcare                   service provider
maintenance organization) (formerly
Chairman and Chief Executive Officer,
BlueCross BlueShield of Oregon;
Certified Public Accountant, Arthur
Young & Company).


Managing Partner, Park Avenue Equity     Lee Enterprises (print media),
Partners (private equity) since           WR Hambrecht + Co. (financial
February, 1999 (formerly Founding          service provider) and First
Partner, Development Capital LLC from         Health (healthcare).
November 1996 to February, 1999; Dean
and Professor, College of Business and
Management, University of Maryland from
October, 1992 to November, 1996).

Executive Vice President and Chief                    None
Operating Officer of Columbia
Management Group, Inc. (Columbia
Management) since December, 2001 and
Director, Executive Vice President and
Chief Operating Officer of the Advisor
since April, 2003 (formerly Chief
Operations Officer of Mutual Funds,
Liberty Financial Companies, Inc. from
August, 2000 to November, 2001;
Executive Vice President of Stein Roe &
Farnham Incorporated (Stein Roe) from
April, 1999 to April, 2003; Director of
Colonial Management Associates, Inc.
(Colonial) from April, 1999 to April,
2003; Director of Stein Roe from
September, 2000 to April, 2003)
President of Columbia Funds and Galaxy
Funds since February, 2003 (formerly
Vice President from September 2002 to
February 2003); Manager of Stein Roe
Floating Rate Limited Liability Company
since October, 2000; (formerly Vice
President of the Columbia Funds from
April, 1999 to August, 2000; Chief
Operating Officer and Chief Compliance
Officer, Putnam Mutual Funds from
December, 1993 to March, 1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

 Officers and Transfer Agent

                                               Year first
                                               elected or
                               Position with   appointed               Principal occupation(s)
Name, address and age          Columbia Funds  to office               during past five years
------------------------------------------------------------------------------------------------------------
Officers
Vicki L. Benjamin (Age 42)    Chief Accounting    2001    Controller of the Columbia Funds and of the
One Financial Center            Officer and               Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                 Controller               Accounting Officer of the Columbia Funds and
                                                          Liberty All-Star Funds since June, 2001;
                                                          Controller and Chief Accounting Officer of the
                                                          Galaxy Funds since September, 2002 (formerly Vice
                                                          President, Corporate Audit, State Street Bank and
                                                          Trust Company from May, 1998 to April, 2001;
                                                          Audit Manager from July, 1994 to June, 1997;
                                                          Senior Audit Manager from July, 1997 to May,
                                                          1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000    Treasurer of the Columbia Funds and of the
One Financial Center                                      Liberty All-Star Funds since December, 2000; Vice
Boston, MA 02111                                          President of the Advisor since April, 2003
                                                          (formerly Controller of the Liberty Funds and of
                                                          the Liberty All-Star Funds from February, 1998 to
                                                          October, 2000); Treasurer of the Galaxy Funds
                                                          since September, 2002; Treasurer, Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC since
                                                          December, 2002 (formerly Vice President of
                                                          Colonial from February, 1998 to October, 2000 and
                                                          Senior Tax Manager, Coopers & Lybrand, LLP from
                                                          April, 1996 to January, 1998).

Important Information About This Report
The Transfer Agent for Columbia Floating Rate Fund is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Floating Rate Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Floating Rate Fund

Columbia Floating Rate Fund Annual Report, August 31, 2003

[LOGO](R) ColumbiaFunds

A Member of Columbia Management Group

(c)2003 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.426.3750 WWW.columbiafunds.com


                                               761-02/211P-0803 (10/03) 03/2927

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Columbia Management Advisors, Inc. ("CMA")

VOTING CLIENT AND FUND PROXIES

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMA Managed Funds(1) and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURE:

I. Account Policies

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

CMA Trust Company Trust Pools

CMA Trust Company shall vote proxies on securities held in the trust pools.

CMG Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

CMA Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Private Management Accounts

The authority to vote proxies on securities held in such accounts shall be reserved to the client.

MasterPlan Accounts

Where CMA serves as trustee (or custodian) with participant-directed accounts (including 404(c) plans), the proxies on securities held in such accounts shall be forwarded to the participants for voting where permitted by the controlling instrument. This includes ESOP or company stock.

II. Proxy Committee

CMA shall establish a Proxy Committee, which shall be composed of the heads of equity investments, equity research and compliance, and senior operational and investment representatives of CMA's regional offices, fund administration and legal department and the Sarbanes Oxley specialist. In the event that such persons are unable to participate in a meeting of the Proxy Committee, their designees shall act on their behalf. A vacancy in the Proxy Committee shall be filled by the prior member's successor in position at CMA or a person of equivalent experience. Each portfolio manager of a fund or account which holds securities of an issuer having a shareholder meeting shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

(b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. Voting Guidelines

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A. Proposals usually voted for

CMA will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

1. Auditors. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

2. Directors. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, CMA will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

3. Chairman of the Board / Chief Executive Officer. Proposals for the creation or elimination of positions or titles for senior management personnel. CMA prefers the role of Chairman and CEO to be held by different persons. In evaluating proposals we will consider the size of the company and the nature of its shareholder base.

4. Compensation. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. CMA requires management to provide substantial justification for the repricing of options.

5. Debt Limits. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

6. Indemnification. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

7. Meeting. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

8. Name of Company. Proposals to approve a change in the company name.

9. Principal Office. Proposals to change the location of the company's principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

10. Report and Accounts. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

11. Par Value. Proposals to change the par value of the stock.

12. Shares. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

13. Share Repurchase Programs. Proposals to institute/ renew open market share repurchase plans in which all shareholders may participate on equal terms.

14. Independent Committees. Proposals that request that the board audit, compensation and/ or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

15. Equal Opportunity Employment. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B. Proposals Usually Voted Against

CMA will vote against the following proposals, unless otherwise determined by the Proxy Committee.

1. Super Majority Voting. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

2. Cumulative Voting. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

3. Preferred Stock, Warrants, Rights, Poison Pills. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

4. Reclassification of Common Stock. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

5. Written Consent. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C. Ability to Vote Proxies Other than as Provided in A or B Above.

A Portfolio Manager, SubAdviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D. Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

6. Mergers/Acquisitions. Proposals where a hostile merger/acquisition is apparent or where CMA represents ownership in more than one of the companies involved in a potential merger/acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

7. Shareholder Proposals. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

8. Executive/Director Compensation. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

9. Annual Evaluation of New Issues. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

10. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in
Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.D. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

(1) CMA Managed Funds or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

Item 8. Reserved.

Item 9. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Floating Rate Fund
             --------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                          -------------------------
                           Joseph R. Palombo, President


Date  November 7, 2003
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         --------------------------
                          Joseph R. Palombo, President

Date  November 7, 2003
     ----------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         --------------------------
                          J. Kevin Connaughton, Treasurer

Date  November 7, 2003
     ----------------------------------------------